UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 25, 2012

Date of Report (Date of earliest event reported)

ALTRA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201 Braintree, Massachusetts		02184
(Address of principal executive offices)		(Zip Code)

(781) 917-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 25, 2012, Altra Holdings, Inc. (“the Company”) announced certain unaudited financial results for the third quarter ended September 29, 2012. A copy of the announcement is attached hereto as Exhibit 99.1, which is incorporated by reference herein. On October 25, 2012, the Company will hold a conference call with investors to discuss unaudited third quarter results. The chart presentation to be used during the call is attached hereto as Exhibit 99.2 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Press release of Altra Holdings, Inc., dated October 25, 2012.

99.2	Charts to be used during the investor conference call on October 25, 2012.

EXHIBIT INDEX

99.1	Press release of Altra Holdings, Inc., dated October 25, 2012.

99.2	Charts to be used during the investor conference call on October 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA HOLDINGS, INC.

/s/ Carl R. Christenson
Name:	Carl R. Christenson
Title:	Chief Executive Officer

Date: October 25, 2012

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